                            1,400,000 Shares<F1>

                       DUCKWALL-ALCO STORES, INC.

                              Common Stock
                            $.0001 Par Value

                           PURCHASE AGREEMENT
                           ------------------


                                                     October --, 1996



PIPER JAFFRAY INC.
THE ROBINSON-HUMPHREY COMPANY, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
c/o Piper Jaffray Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

Ladies/Gentlemen:

           Duckwall-ALCO Stores, Inc., a Kansas corporation (the "Company") proposes to issue and sell to you, as underwriters (the "Underwriters"), 1,000,000 shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), and the stockholders of the Company listed on Schedule II hereto (the "Selling Stockholders") severally propose to sell to the Underwriters the respective number of shares of Common Stock set forth on Schedule II, which represents a total of 400,000 shares of Common Stock (the "Offering"), pursuant to the terms of this Agreement. The 1,400,000 shares of Common Stock to be sold by the Company and the Selling Stockholders are herein called the "Firm Shares." Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company has also granted to the several Underwriters an option to purchase up to an additional 210,000 shares of Common Stock (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively referred to as the "Securities."



           The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Securities to the Underwriters.



-----------------------------------
      <F1>   Plus an option to purchase up to 210,000 additional shares to cover over-allotments.

     1.    REGISTRATION STATEMENT.  The Company hereby confirms
           ----------------------
that a registration statement on Form S-1 (File No. 333-12081) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations ("1933 Act Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed. Copies of such registration statement and amendments thereto and the exhibits, financial statements and schedules to such registration statement and each related preliminary prospectus have been delivered to you by the Company.

           After the execution of this Agreement, the Company will file with the Commission (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Underwriters prior to (or as are agreed to by the Underwriters subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Underwriters prior to (or is agreed to by the Underwriters subsequent to) the execution of this Agreement. The Company will not file any amendment to the registration statement or any amended Preliminary Prospectus (as defined below) or any amendment thereto, of which you have not been previously furnished a copy or to which you or counsel for the Underwriters shall reasonably object. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial schedules and exhibits thereto and (2) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as defined below); the term "Preliminary Prospectus" means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the 1933 Act and any prospectus subject to completion as described in Rule 430A filed with such Registration Statement; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or
(4), the prospectus included in the Registration Statement. Under this Section 1, if the Prospectus is not yet in existence, references to "Prospectus" shall mean the most recent Preliminary Prospectus. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date."

     2.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
             -----------------------------------------------------
SELLING STOCKHOLDERS.
--------------------
           (a) The Company represents and warrants to, and agrees with, each of the Underwriters, as of the date hereof, the Closing Date and, if applicable, the Option Closing Date that:

              (i) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued by the Commission, nor has the Commission, to the knowledge of the Company, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) contained all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations, (B) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (C) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation
                 -----------------
     and warranty does not apply to information, statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any of you expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriters' Information") or by any Selling Stockholder expressly for inclusion in the Prospectus (such information referred to herein as the "Selling Stockholders' Information").

             (ii) At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto
     (A) contained and will contain all statements which are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations, (B) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (C) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Securities, including, without limitation, the Closing Date (and, if applicable, the Option Closing Date), the Prospectus, as amended or supplemented, (A) contained and will contain all statements which are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations,
     (B) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and
     (C) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this
                           -----------------
     representation and warranty does not apply to Underwriters' Information or the Selling Stockholders' Information.

            (iii) The Company is duly organized, validly existing and in good standing under the laws of the State of Kansas, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and as currently being conducted.

             (iv) Each of the Company and the Subsidiary, as defined below, is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification. All of the issued and outstanding shares of capital stock of the Subsidiary (A) are duly authorized and validly issued, fully paid and nonassessable, (B) have been issued in compliance with all applicable federal and state securities laws and
     (C) except as disclosed in the Prospectus, are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Prospectus, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock of the Subsidiary.

              (v)     The Company's only subsidiary is SPD Truck
     Line, Inc., a Kansas corporation (the "Subsidiary").   The
     Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiary. The Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Kansas. The Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus and as currently being conducted.

             (vi) The capital stock of the Company conforms to the description thereof contained in the Prospectus. The outstanding shares of capital stock of the Company, including the outstanding Common Stock, (A) are duly authorized, validly issued, fully paid and nonassessable, (B) have been issued in compliance with all applicable federal and state securities laws, and (C) were not issued in violation of preemptive or similar rights of any security holder of the Company. No person has any preemptive or similar right to purchase any shares of capital stock of the Company. Except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to acquire any securities of the Company, and there are no outstanding securities convertible into or exchangeable for any such securities, and no restrictions upon the voting or transfer of any capital stock of the Company pursuant to the Company's corporate charter or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.

            (vii) The Company has all requisite power and authority to issue, sell and deliver the Firm Shares and Option Shares it has agreed to sell hereunder in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and the Prospectus. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of such Firm Shares and

     Option Shares has been validly and sufficiently taken. Such Firm Shares and Option Shares, when delivered and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable and will not be issued in violation of or subject to any preemptive or similar rights. None of such Firm Shares and Option Shares, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity, legend or other defect.

           (viii) The Company and the Subsidiary have complied in all material respects with all federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus and as currently being conducted.

             (ix) The Company and the Subsidiary have all such permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in all material respects in the manner described in the Registration Statement and the Prospectus and as currently being conducted. All such Permits are in full force and effect and each of the Company and the Subsidiary has fulfilled and performed all of its respective material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be disclosed in the Prospectus. Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiary to conduct their businesses in the manner consistent with their past practices. Neither the Company nor the Subsidiary has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

              (x) Neither the Company nor the Subsidiary is in breach or violation of its corporate charter, by-laws or other governing documents. Neither the Company nor the Subsidiary is, and to the knowledge of the Company no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any material (individually or in the aggregate) term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, and to its knowledge, no other party has asserted that the Company or the Subsidiary is in such violation, breach or default, or (B) except as disclosed in the Prospectus, any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective properties.

             (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, in the Registration Statement and in the Prospectus do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiary or the Securities pursuant to, constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws of the Company or the Subsidiary, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Company or the Subsidiary is a party or by which either of them or any of their respective properties is bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective properties. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, except such as required by the National
     Association of Securities Dealers, Inc. ("NASD"), or under the 1933 Act and 1933 Act Regulations, and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

            (xii) The Company has all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms (except to the extent the enforceability of the indemnification, exculpation and contribution provisions of
     Section 6 hereof may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (xiii) Each of the Solicitation Documents, as defined herein, (A) has been received by Boatmen's Trust Company (the "Custodian") and (B) has been fully executed and completed by all the Selling Stockholders. For purposes of this Agreement, "Solicitation Documents" with respect to any Selling Stockholder shall mean the following documents which are necessary to properly sell and deliver the Selling Stockholders' Securities in accordance with and upon the terms and conditions set forth in this Agreement and the Registration Statement and the Prospectus: the Lock-Up Agreement, the Custody Agreement and Power of Attorney and any extensions or amendments thereof.

            (xiv) The Company and the Subsidiary have good and marketable title in fee simple to all real property and good title to all material personal property owned by them, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property; and all the leases under which the Company or the Subsidiary holds real or material personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real or personal property, and neither the Company nor the Subsidiary is in default in any material respect of any of the terms or provisions of any leases.

             (xv) KPMG Peat Marwick LLP, who have certified the consolidated financial statements of the Company and the Subsidiary, including the notes thereto, included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiary, as required by the 1933 Act and the 1933 Act Regulations.

            (xvi) The consolidated financial statements, including the notes thereto, included in the Registration Statement and the Prospectus with respect to the Company and the Subsidiary comply in all material respects with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and the Subsidiary as of the dates indicated and the consolidated results of operations, cash flows and stockholders' equity of the Company and the Subsidiary for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Company and the Subsidiary included in the Registration Statement and the Prospectus comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and the Subsidiary in the Registration Statement and the Prospectus. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. The other financial, statistical and numerical information included in the Registration Statement and the Prospectus comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiary included in the Registration Statement and the Prospectus.

           (xvii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorization;
     (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xviii)     Since the respective dates as of which
     information is given in the Registration Statement and the Prospectus, except as otherwise stated therein:

                 (A) neither the Company nor the Subsidiary has sustained any material (individually or in the aggregate) loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business or results of operations of the Company and the Subsidiary on a consolidated basis;

                 (B) there has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business or results of operations of the Company and the Subsidiary on a consolidated basis, whether or not arising in the ordinary course of business;

                 (C) neither the Company nor the Subsidiary has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the condition (financial or otherwise), earnings, business or results of operations of the Company and the Subsidiary on a consolidated basis;

                 (D) the Company has not declared or paid any dividend, and neither the Company nor the Subsidiary has become delinquent in the payment of principal or interest on any outstanding borrowings; and

                 (E) there has not been any change in the capital stock, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Company or the Subsidiary.

            (xix) Except as set forth in the Registration Statement and the Prospectus, no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiary or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

             (xx) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement, or that are required to be summarized in the Prospectus that are not so summarized.

            (xxi) The Company has not taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Company is not aware of any such action taken or to be taken by any affiliate of the Company; the Company has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the 1933 Act which have not been so disclosed in the Registration Statement.

           (xxii) The Company and the Subsidiary own, or possess adequate rights to use, material patents, copyrights, trademarks, service marks, trade names, licenses, inventions and other material rights necessary to conduct the businesses now conducted by them or as described in the Prospectus and neither the Company nor the Subsidiary has received any notice of infringement or conflict with asserted rights of others with respect to any material patents, copyrights, trademarks, service marks, trade names, licenses, inventions or other material rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis, and the Company does not know of any basis for any such infringement or conflict; provided, however, the Company owns or possesses the rights necessary to use the trade names "Duckwall" and "ALCO" in conducting the businesses now being conducted by it.

          (xxiii)     Except as disclosed in the Prospectus, no labor
     dispute involving the Company or the Subsidiary exists or, to the knowledge of the Company, is threatened which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis or which is required to be disclosed in the Prospectus. Neither the Company nor the Subsidiary has received written notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis.

           (xxiv) The Company and the Subsidiary have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis. The Company has no knowledge of any tax deficiency which has been or might be assessed against the Company or the Subsidiary which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis.

            (xxv) Each of the material contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Company or the Subsidiary, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally. Except as disclosed in the Prospectus, to the knowledge of the Company, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

           (xxvi) No relationship, direct or indirect, exists between or among the Company or the Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or the Subsidiary, on the other hand, which is required to be described in the Registration Statement and the Prospectus which is not described therein.

          (xxvii)     No person has the right to request or require
     the Company or the Subsidiary to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities except as disclosed in the Registration Statement and the Prospectus.

         (xxviii)     The Common Stock is registered pursuant to
     Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and is approved for quotation on the Nasdaq National Market System ("NNM") under the symbol "DUCK". The Company has taken no action that was designed to terminate, or that is likely to have the effect of terminating, quotation of its Common Stock on the NNM, nor has the Company received any notification that the Commission or the NNM is contemplating the termination of such quotation. The Company has filed an appropriate additional listing application for the listing of the Securities on the NNM.

           (xxix) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

            (xxx) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (xxxi) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (xxxii)     The Company has not distributed and will not
     distribute prior to the Closing Date any offering material in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Underwriters.

           (b) Each Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

              (i) Such Selling Stockholder has caused to be executed and delivered on such Selling Stockholder's behalf (with such extensions or amendments as may be necessary to properly effect the transactions contemplated in this Purchase Agreement) (A) a Custody Agreement appointing Boatmen's Trust Company as such Selling Stockholder's Custodian with authority to deliver on behalf of such Selling Stockholder certificates representing the Securities to be sold by the Selling Stockholder pursuant to this Agreement, and (B) a Power of Attorney (the "Power of Attorney") appointing Glen L. Shank, William J. Morgan, and Dennis A. Mullin, and each of them, as attorney-in-fact ("Attorney-in-Fact") with full power and authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder and to otherwise act on behalf of said Selling Stockholder in connection with the transactions contemplated by this Agreement. Pursuant to the Power of Attorney and Custody Agreement, such certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, representing the Securities to be sold by such Selling Stockholder hereunder have been deposited with the Custodian for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full legal right, power and authority to execute the Power of Attorney, to enter into this Agreement and the Custody Agreement, and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Stockholder hereunder. Such Selling Stockholder agrees that each of the shares of Common Stock represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Custodian and the right, power and authority of the Custodian to deliver, in accordance with the terms of the Custody Agreement, the Securities to be sold by such Selling Stockholder to the Underwriters, are to that extent irrevocable and that the obligations of the Selling Stockholder hereunder shall not be terminated, except as expressly provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law, or upon the occurrence of any event whatsoever, including the liquidation, merger (where not a surviving party), dissolution, bankruptcy or termination of any Selling Stockholder. If the Selling Stockholder should liquidate, merge (where not a surviving party), dissolve, become bankrupt or terminate or if any other event should occur, before delivery of the Securities hereunder, the certificates representing the Securities to be sold by the Selling

     Stockholder hereunder and other documents then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, merger (where not a surviving party), dissolution, termination or bankruptcy or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof. This Agreement, the Power of Attorney and the Custody Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder in the forms heretofore delivered to you.

             (ii) Such Selling Stockholder has, and on the Closing Date will have, good and marketable title to the Securities to be sold by the Selling Stockholder hereunder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Securities, free and clear of all voting trust arrangements, security interests, liens, mortgages, pledges, encumbrances, restrictions, preemptive rights, claims, equities, proxies, restrictions on transferability, legends and other defects; and upon delivery of and payment for such Securities as provided in this Agreement, good and marketable title thereto, free and clear of all voting trust arrangements, security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities, proxies, restrictions on transferability, legends and defects, will pass to the Underwriters. Except as disclosed in the Prospectus, such Selling Stockholder is on the date hereof, and on the Closing Date will be, the sole record and beneficial owner of the Securities to be sold by the Selling Stockholder hereunder. Such Selling Stockholder is selling the Securities to be sold by such Selling Stockholder for such Selling Stockholder's own account and is not selling such Securities, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

            (iii) Neither the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement, nor the consummation of the transactions contemplated hereby or thereby, (A) will require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws of any jurisdiction in the United States and, if the Registration Statement is not effective under the 1933 Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the 1933 Act, or (B) will conflict with or result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any voting trust agreement, shareholders agreement, mortgage, deed of trust, trust (constructive or other), security agreement, loan agreement, lease, franchise, license, indenture, permit or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound or any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder.

             (iv) Such Selling Stockholder has not, since the earlier of the filing of the first public announcement of the Offering or the Registration Statement with the Commission,
     (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any consideration for soliciting purchases of, Common Stock (or securities convertible into or exchangeable for Common Stock) or (B) paid or agreed to pay any person any consideration for soliciting another to purchase any securities of the Company, except for the sale of shares of Common Stock by such Selling Stockholder under this Agreement.

              (v) Such Selling Stockholder has not taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; such Selling Stockholder has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K under the 1933 Act.

             (vi) To the extent that any statement or omission is made in the Registration Statement, any Preliminary
     Prospectus, the Prospectus or any amendment or supplement thereto relating to such Selling Stockholder or in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Stockholder has reviewed the most recent Preliminary Prospectus, the Prospectus (if the same shall be in existence) and the Registration Statement, and the information regarding such Selling Stockholder set forth therein, including information set forth under the caption "Principal and Selling Stockholders," is complete and accurate and fairly presents the information required to be stated therein.

            (vii) Such Selling Stockholder is not aware that any of the representations and warranties of the Company set forth in Section 2(a) of this Agreement is untrue or inaccurate in any material respect, and the sale by the Selling Stockholder of shares of Common Stock pursuant to this Agreement is not prompted by any adverse information concerning the Company that is not set forth in the Prospectus.

           (viii) Such Selling Stockholder has not distributed and will not distribute any Prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the 1933 Act to be distributed by such Selling Stockholder.

           (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

     3.    SALE, PURCHASE AND DELIVERY OF SECURITIES.
           -----------------------------------------

           (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders hereby agree, severally and not jointly, to sell to each of the Underwriters the Firm Shares with the number of Firm Shares to be sold by the Selling Stockholders being set forth on
Schedule II; and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price per share of $----------- (the "Purchase
Price") the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The Underwriters may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the names of the Underwriters) and to amend the number of Firm Shares to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Shares listed on Schedule I shall equal 1,400,000. The number of Firm Shares to be purchased by each Underwriter from the Company and from the Selling Stockholders shall bear the same ratio to the total number of Firm Shares to be sold by the Company and by each Selling Stockholder, respectively, as the total number of Firm Shares to be purchased by such Underwriter bears to the total number of Firm Shares to be purchased by the Underwriters; provided, however, that the
                               -----------------
Underwriters shall adjust the number of Firm Shares to be purchased by each Underwriter from the Company and Selling Stockholders as necessary to eliminate fractional shares.

           The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company and the Custodian, as appropriate, at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m., Minneapolis time, on the fourth full business day following the date hereof, or at such other time as you and the Company determine, such time and date of delivery being herein referred to as the "Closing Date." The Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and the Custodian, will be made available for checking and packaging at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at least one business day prior to the Closing Date.

           (b) On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, severally and not jointly, an option (the "Option") to purchase all or any portion of the 210,000 Option Shares, and upon the exercise of the Option in accordance with this Section 3, the Company hereby agrees to sell to the Underwriters, severally and not jointly, the
Option Shares at the same Purchase Price per share paid for the
Firm Shares.  If any Option Shares are to be purchased, each
Underwriter, severally and not jointly, agrees to purchase from the Company that proportion (subject to adjustment as you may determine to avoid fractional shares) of the number of Option Shares to be purchased that the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to 1,400,000.
The Option shall expire 30 days after the date upon which the
Registration Statement becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares.
The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the Option and the time, date and place for payment and delivery of certificates for such
Option Shares.  Such time and date of payment and delivery for the
Option Shares (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than seven full business days after the exercise of such Option, nor in any event
prior to the Closing Date.   The Option Closing Date may be the
same as the Closing Date.

           The Option Shares will be delivered by the Custodian and the Company, as appropriate, to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Custodian or the Company, as appropriate, at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Minneapolis time, on the Option Closing Date. The Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of Option exercise, will be made available for checking and packaging at the office of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at least one business day prior to the Option Closing Date.

           (c) It is understood that each or any of you may (but shall not be obligated to) make payment to the Company or the Selling Stockholders, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Stockholder. Time shall be of the essence, and delivery of the certificates for the Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

     4.    COVENANTS.  The Company and, where expressly
           ---------
stated, the Selling Stockholders, covenant with each of the Underwriters as follows:

           (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Company will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Underwriters of such timely filing.

           (b) The Company shall notify you immediately, and confirm such notice in writing:

              (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

             (ii) of the receipt of any comments or requests from the Commission to amend or supplement the Registration
     Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

            (iii) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

           (c) The Company shall furnish to you, from time to time without charge, as soon as available, as many copies as you may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents filed therewith,
(iii) all consents and certificates of experts in executed form,
(iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

           (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Company shall comply to the best of its ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations thereunder (the "1934
Act Regulations") so as to permit the completion of the distribution of the Securities as contemplated herein and in the Prospectus. The Company shall not file any amendment to the registration statement as originally filed or to the Registration
Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus of which you shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which you shall reasonably object. If it is necessary, in your opinion or in the opinion of counsel for the Underwriters, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Securities, the Company shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance satisfactory to you and to counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act
Regulations, the Company shall, subject to the second sentence of this subsection (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus
(in form and substance satisfactory to you and to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (e) The Company and the Selling Stockholders shall each immediately (as it becomes known to each of them, respectively) notify the Underwriters if any event occurs, or of any change in information relating to the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any supplement thereto, which results in the Prospectus (as supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (f) The Company shall cooperate with you and counsel for the Underwriters in order to qualify the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Securities; provided, however, that the Company shall not be required to qualify to do business in any such jurisdiction. The Company shall file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for the distribution of the Securities. The Company will notify you immediately of, and confirm in writing, the suspension of qualification of the Securities or threat thereof in any jurisdiction.

           (g) The Company shall make generally available to its security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Company conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158 and will advise you in writing when such statement has been so made available.

           (h) The Company shall use the net proceeds from the sale of the Securities sold to be sold by the Company hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

           (i) For five years from the Effective Date, the Company shall furnish to the Underwriters copies of all reports and communications (financial or otherwise) furnished by the Company to the holders of the Common Stock as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the NNM and such other documents, reports and information concerning the business and financial condition of the Company as the Underwriters may reasonably request.

           (j) For a period of 120 days from the date hereof, neither the Company nor any Selling Stockholder retaining Common Stock shall, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of (except, in the case of the Selling Stockholders, for bona fide gifts), any shares of Common Stock, or any securities convertible into, exercisable or exchangeable for, or that are the economic or voting equivalent of, any such shares of Common Stock, or announce the offering of, or register with the Commission, any shares of Common Stock or any such other securities, without the prior written consent of Piper Jaffray, Inc.

           (k) The Company has caused to be delivered to you or will cause to be delivered to you prior to the Effective Date a letter agreement from each of the Company directors and officers listed on Schedule III hereto (the "Listed Affiliates") and each of the Selling Stockholders (the "Lockup Agreements") stating that such person or entity, as the case may be, agrees that he, she or it will not, without your prior written consent, directly or indirectly offer for sale, sell or agree to sell or otherwise dispose of (except for bona fide gifts) any shares of Common Stock, or any securities convertible into, exercisable or exchangeable for, or that are the economic or voting equivalent of, any such shares of Common Stock, for a period of 120 days after commencement of the public offering of the Securities by the Underwriters.

           (l) The Company shall use its best efforts to maintain the quotation of the Common Stock (including the Securities) on the NNM.

           (m) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Option shall expire or (ii) the day following the Option Closing Date with respect to any Option Shares that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, the Company shall not take any action (or refrain from taking any action) which will result in the Company incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there will not be any material change in capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Company, on a consolidated basis, except in the ordinary course of business.

           (n) Neither the Company nor any Selling Stockholder shall take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

           (o) Prior to the Closing Date (and, if applicable, the Option Closing Date), neither the Company nor any Selling Stockholder will issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company or the Offering without your prior written consent.

           (p) The Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

           (q) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information related thereto.

           (r) The Company shall conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders
(including, without limitation, the applicable provisions of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act
Regulations and the General Corporation Code of Kansas).

     5.    CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.  The
           -------------------------------------------
obligations of the Underwriters to purchase and pay for the Firm Shares and, following exercise of the Option granted by the Company in Section 3 of this Agreement, the Option Shares, are subject, in your discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date (or in the case of the Option Shares, if any, as of the Option Closing Date), to the accuracy of the written statements of the Company and its officers and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and obligations hereunder and to the following additional conditions:

           (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 5:00 p.m., Minneapolis time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and
Section 4(a) hereof.  No stop order suspending the effectiveness of the

Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Company or the Underwriters, shall be threatened by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

           (b) No Underwriter shall have advised the Company or any Selling Stockholder at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration
Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.

           (c) All corporate proceedings and other legal matters incident to the authorization by the Company, form and validity of this Agreement, and the authorization by the Company and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

           (d) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of Stinson, Mag
& Fizzell, P.C., counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing
Date), substantially to the effect that as of the date hereof:

                 (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Kansas, with full corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Registration Statement.
     The Company is duly qualified to do business as a foreign corporation in good standing in each state or other juris-diction in which its ownership or leasing of property or conduct of business legally requires such qualification.

                 (ii) The Company's authorized capital stock is as set forth under the heading "Capitalization" in the Prospectus. All outstanding shares of capital stock of the Company and the Securities conform in all material respects to the description thereof in the Prospectus under the heading
     "Description of Capital Stock," and the statements in the Prospectus under such caption fairly summarize in all material respects the provisions referred to in the Company's certificate of incorporation, bylaws and the law of the State of Kansas. The form of certificate used to evidence the Common Stock has been approved by the Company's Board of Directors, and assuming such certificate is signed by the proper and authorized officers of the Company as required by the law of the State of Kansas, will comply as to form with the requirements of such law. The outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable, were issued in material compliance with all applicable Federal and state securities laws and the laws of the State of Kansas, and were not issued in violation of or subject to any preemptive rights or other rights to purchase or subscribe for securities of the Company.
     The Securities to be sold by the Company have been duly authorized and, when delivered and fully paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, and the shareholders of the Company have no preemptive rights with respect to such Securities. To such counsel's actual knowledge, except as disclosed in the Prospectus, there are no outstanding options, warrants, or other rights calling for the issuance of, and no present commitments, plans or arrangements of the Company at this time to issue any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company. Upon delivery of the Securities to be sold by the Company and full payment therefor pursuant to this Agreement and registration of the ownership of such Securities by the transfer agent for such Securities, good and valid title to such Securities free and clear of all liens, encumbrances, security interests, restrictions on transfer, equities or claims whatsoever other than those created or granted by this Agreement or by the Underwriters, will pass to the Underwriters.

                 (iii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the 1933 Act Regulations has been made in the manner and within the time period required by such Rule 424(b).

                 (iv) The Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of Form S-1 under the 1933 Act and 1933 Act Regulations (except that such counsel need express no opinion or belief as to financial and statistical data, financial statements and notes and related schedules thereto).

                 (v) The descriptions in the Registration Statement and Prospectus of contracts and other documents filed (or incorporated by reference) as exhibits to the Registration
     Statement are accurate in all material respects.

                 (vi) No authorization, approval, consent, order, registration or qualification of or with any court or public, regulatory or governmental body, authority or agency is required with respect to the Company in connection with the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations or by the NASD or under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

                 (vii) The Company has all requisite corporate power and authority to enter into this Agreement and to sell and deliver the Securities to be sold by it to the several Underwriters. The filing of the Registration Statement with the Commission has been duly authorized by the Board of Directors of the Company. This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification, exculpation and contribution provisions of Section 6 hereof may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not result in a violation of the Company's certificate of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or consti-tute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiary under, any applicable Federal or state statute, or under any indenture, mortgage, deed of trust, note, loan agreement, lease, franchise, license, permit or any other agreement or instrument to which the Company or the Subsidiary is a party or by which they are bound or to which any of the properties or assets of the Company or the Subsidiary are subject, or any order, rule or regulation of any court or public, regulatory or governmental agency, authority or body having jurisdiction over the Company or the Subsidiary or their properties.

                 (viii)  To the actual knowledge of such counsel,
     (A) there are no (individually or in the aggregate) legal, governmental or regulatory proceedings pending or threatened to which the Company or the Subsidiary is a party or of which the business or properties of the Company or the Subsidiary is the subject which would have a material adverse effect on the business or property of the Company and the Subsidiary taken as a whole or on the ability of the Company to consummate the transactions contemplated herein, and which are not disclosed in the Registration Statement and Prospectus; (B) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described therein or filed as required; (C) neither the Company nor the Subsidiary is a party or subject to the provisions of any injunction, judgment, decree or order of any court or any public, regulatory or governmental agency, authority or body which would have a material adverse effect on the business or property of the Company and the Subsidiary taken as a whole or on the ability of the Company to consummate the transactions contemplated herein; and

     (D) there are no applicable Federal or state statutes, orders, rules or regulations required to be described in the Registration
     Statement or Prospectus under the 1933 Act, the 1934 Act or applicable state securities laws which are not described therein as required.

                 (ix) The Company and the Subsidiary hold all licenses, certificates, permits, franchises, consents, authorizations and approvals from all state and federal regulatory authorities, that are required for the Company and the Subsidiary to conduct their business as described in the Prospectus, except in the case of any such license, certificate, permit, franchise, consent, authorization or approval the loss of which or failure to maintain would not have a material adverse effect on the business of the Company and the Subsidiary taken as a whole.

                 (x) The Solicitation Documents and, to the extent applicable, the Lock-Up Agreements which have been executed and forwarded to the Company or the Custodian by the Selling Stockholders and this Agreement constitute the legal, valid and binding agreement of such Selling Stockholders, enforceable in accordance with their respective terms and conditions (except to the extent the enforceability of the indemnification, exculpation and contribution provisions of
     Section 6 hereof may be limited by applicable law, and except as enforceability of this Agreement and the Solicitation Documents may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law) and the Selling Stockholders have all requisite power and authority to sell and deliver the Securities sold by them in accordance with and upon the terms and conditions set forth in this Agreement and the Registration Statement and the Prospectus; and upon delivery of and payment for such Securities as provided in this Agreement and the Solicitation Documents, each of the several Underwriters that has purchased such Securities in good faith and without notice of any lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code has thereby acquired good and marketable title to all the Securities being sold to such Underwriters by the Selling Stockholder, free and clear of all liens, charges, security interests, encumbrances or any adverse claims. In rendering the opinion contemplated in this subparagraph (x), such counsel may assume (A) the signatories thereto have the proper capacity and due authorization to execute same on behalf of the respective Selling Stockholder (except as to this Agreement), and (B) neither the Custodian nor the Attorney-in-Fact for the Selling Stockholder has received notice of revocation of any Power of Attorney contained in the Solicitation Documents, and such counsel may rely as to all matters of fact upon, among other things (X) representations, warranties, covenants or other written statements of the Selling Stockholders in their respective Solicitation Documents, (Y) a certificate from the Custodian stating that the Custodian has examined the Solicitation Documents received from the Selling Stockholders and that such Solicitation Documents were completed in accordance with the instructions for completing such Solicitation Documents, or (Z) other reasonable written certificates or statements of the Selling Stockholders, copies of which such counsel has provided to you and provided that the extent of such reliance is specified in such opinion.

                 (xi) The Company is not in violation of its certificate of incorporation and bylaws. The Company is not in breach of, or in default with respect to, any provisions of any agreement, mortgage, deed of trust, lease, note, agreement, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of the properties thereof may be bound or affected, which breach or default would have a material adverse effect on the business or property of the Company and the Subsidiary taken as a whole or on the Company's ability to consummate the transactions contemplated herein, and the Company is in material compliance with all judgments, decrees and orders of any court to which the Company is subject.

                 (xii)      The Common Stock is registered pursuant to
     Section 12(g) of the 1934 Act. The Common Stock is approved for quotation on the NNM.

                 (xiii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (xiv) To such counsel's actual knowledge, except as described in the Prospectus, no holders of securities of the Company have rights which have not been waived or satisfied, other than any rights provided to the Selling Stockholders pursuant to the terms hereof, which would entitle such holders to require the registration of shares of Common Stock or other securities as a result of the filing of the Registration Statement by the Company or the offering contemplated hereby.

           Such counsel shall confirm that during the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed and reviewed and although such counsel is not opining with respect to and does not assume any responsibility for the accuracy, truthfulness, completeness or fairness of the statements contained in the Registration Statement or Prospectus or any amendment or supplement thereto, such counsel confirms that no facts have come to their attention which have caused them to believe that either (A) the Prospectus or any supplement thereto as of its date (other than financial or statistical data, the financial statements and notes or any related schedules thereto, as to which such counsel need express no opinion or belief) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) the Registration Statement or any amendment thereto at the time it became effective (other than financial or statistical data, the financial statements and notes or any related schedules thereto, as to which such counsel need express no opinion or belief) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           In rendering the foregoing opinion, such counsel may (A) rely upon an opinion of Charles E. Bogan, General Counsel for the Company, as described in Section 5(e) below, as to matters addressed in (1) the second sentence of subparagraph (i) above, (2) the fourth sentence of subparagraph (vii) above, except that such counsel may not rely on the opinion of such General Counsel of the Company as to matters of Federal law or that the making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not result in the violation of the Company's certificate of incorporation or bylaws,
(2) items (A) and (C) of subparagraph (viii) above, (3) subparagraph (ix) above, (4) subparagraph (xiv) above, and (5) subparagraph (ii) of Section 5(e) below; provided, however, to the extent the foregoing provisions or subparagraphs are qualified by such counsel's knowledge, such General Counsel's opinion may not be so qualified; provided further, that nothing shall have come to the attention of such counsel that would reasonably cause such counsel to believe that such counsel is not justified in relying upon such General Counsel's opinion, and (B) expressly state that it is qualified to render an opinion only as to matters involving the Federal laws of the United States and the laws of the States of Missouri and Kansas and may rely as to all matters of fact upon, among other things, certificates and written statements of officers of the Company and government officials and the representations and warranties of the Company contained herein; provided that such counsel shall state that nothing has come to the attention of such counsel that would reasonably cause such counsel to believe that they and the Underwriters are not justified in relying upon such certificates, statements, representations and warranties.

           (e) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of Charles E. Bogan, General Counsel for the Company, addressed to you and Stinson, Mag & Fizzell, P.C. and dated the Closing Date (and, if applicable, the Option Closing Date), substantially to the effect as contemplated by Section 5(d) and that as of the date hereof:

                 (i) The Company and the Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Kansas, with full corporate power and authority to own, lease and operate their properties and conduct their businesses as described in the Registration Statement. The Company and the Subsidiary are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification. The outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim, and are not the subject of any agreement or understanding with any person, except as disclosed in the Prospectus. No options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiary are outstanding.

                 (ii) The Company and the Subsidiary are not in violation of their certificates or articles of incorporation and bylaws. Neither the Company nor the Subsidiary is in breach of, or in default with respect to, any provisions of any agreement, mortgage, deed of trust, lease, note, agreement, franchise, license, indenture, permit or other instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of the properties thereof may be bound or affected, which breach or default would have a material adverse effect on the business or property of the Company and the Subsidiary taken as a whole or on the Company's ability to consummate the transactions contemplated herein, and the Company and the Subsidiary are in material compliance with all judgments, decrees and orders of any court to which the Company or the Subsidiary is subject.

           In rendering the foregoing opinion, such General Counsel may expressly state that he is qualified to render an opinion only as to matters involving the laws of the State of Kansas.

           (f) Bryan Cave LLP, counsel for the Underwriters, shall have furnished you their signed opinion, dated the Closing Date
(or, if applicable, the Option Closing Date) with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In rendering such opinion, Bryan Cave may expressly state that it is qualified to render an opinion only as to matters involving the Federal laws of the United States, the laws of the States of Missouri and Kansas and may rely as to all matters of fact upon, among other things, certificates and written statements of officers of the Company and government officials and the representations and warranties of the Company contained herein; provided that Bryan
Cave shall state that nothing has come to its attention that would reasonably cause it to believe that it and the Underwriters are not justified in relying upon such certificates, statements, representations and warranties.

           (g) On the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), the Underwriters shall have received from KPMG Peat Marwick LLP a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to the Company and the Subsidiary, within the meaning of the 1933 Act and the 1933 Act Regulations, and that the answer to Item 509 of Regulation S-K set forth in the Registration Statement, is correct insofar as it relates to them, and stating in effect that:

              (i) In their opinion, the consolidated financial statements and any supplementary financial information and schedules of the Company and the Subsidiary audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-1.

             (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information", inquiries of officials of the Company and the Subsidiary responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with generally accepted auditing standards, nothing came to their attention that caused them to believe that the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1933 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated financial statements of the Company and the Subsidiary included in the Registration Statement.

            (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company and the Subsidiary, inspection of the minute books of the Company and the Subsidiary since the date of the latest audited consolidated financial statements of the Company included in the Registration Statement, inquiries of officials of the Company and the Subsidiary responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) as of a specified date not more than five business days prior to the date of such letter, with respect to the Company and the Subsidiary, there have been any changes in the consolidated stockholders' equity (other than increases in retained earnings) or any increase in the consolidated long-term debt, short-term borrowings, obligations under capital leases or real estate owned, any decreases in consolidated total assets, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company and the Subsidiary included in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses have occurred or may occur or which are described in such letter; and

                 (B) for the period from the date of the latest unaudited interim consolidated financial statements included in the Registration Statement to the specified date referred to in paragraph (iii)(A), with respect to the Company and the Subsidiary, there were any decreases in consolidated net sales, operating income or net income, or any changes, decreases or increases in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

             (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records and consolidated financial statements of the Company and the Subsidiary which appear in the Registration Statement specified by the Underwriters in the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company and the Subsidiary have found them to be in agreement.

           In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in paragraphs (iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in paragraph (iv) above, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in paragraph
(iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company and the Subsidiary included in the Registration Statement,
(y) reflect a material adverse change in the items specified in paragraph (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Underwriters, or
(z) reflect a material change in items specified in paragraph (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

           (h) At the Closing Date (and, if applicable, the Option Closing Date), you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company, dated as of the Closing Date (and, if applicable, the Option Closing Date), evidencing satisfaction of the conditions of Section 5(a) and stating that (i) the representations and warranties of the Company set forth in Section
2 hereof are accurate as of the Closing Date (and, if applicable, the Option Closing Date), and that the Company and the Selling Stockholders, as the case may be, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Company or the Subsidiary other than transactions in the ordinary course of business; (iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or threatened by the Commission.

           (i) You shall have received copies of Lockup Agreements duly executed and delivered by each of the Selling Stockholders and the Listed Affiliates.

           (j) The Custodian for the Company shall have furnished you a certificate evidencing the receipt from, and execution of the Solicitation Documents by, the Selling Stockholders in such form as shall be acceptable to you.

           (k) The NASD, upon review of the terms of the public offering of the Securities, shall not have objected to any Underwriter's participation in such offering.

           (l) The Securities shall have been approved for quotation on the NNM under the symbol "DUCK".

           (m) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

           All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. Any certificate signed by an officer of the Company and delivered to you pursuant hereto shall also be deemed to be a representation and warranty of the Company to the Underwriters as to the statements made therein. The Company and the Selling Stockholders shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

           If any of the conditions referred to in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date (or, if applicable, the Option Closing Date). Any such termination shall be without liability of the Underwriters to the Company or any Selling Stockholder.

     6.    INDEMNIFICATION AND CONTRIBUTION.
           --------------------------------

           (a)   The Company agrees to indemnify and hold harmless
each Underwriter, and each person, if any, who controls any
Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees), joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company contained in Section 2(a) of this Agreement (or any certificate delivered by the Company pursuant hereto Section 5(h) hereto) or the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the
Prospectus, or in any amendment or supplement thereto, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any of the Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (iii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment of supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the enforcement of this indemnification provision or the contribution provisions of
Section 6(e); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Company shall not be
          -----------------
liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company through you by or on behalf of any
Underwriter expressly for use therein beneath the heading "Underwriting;" provided further, that the indemnification
                ----------------
contained in this paragraph with respect to any Preliminary
Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter in sufficient time to distribute same with or prior to the written confirmation of the sale
involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document; and provided further,
                                                       ----------------
that the Company shall have no liability under this indemnity in any such case to the extent, but only to the extent, that such losses, claims, damages, liabilities and expenses arose out of or were based upon any untrue statement or omission made or omitted from any Preliminary Prospectus or Prospectus in justifiable reliance upon information with respect to a Selling Stockholder.
The foregoing indemnity agreement is in addition to any liability the Company may otherwise have to any such indemnified party.

           (b)   The Selling Stockholders severally and not jointly
agree to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages,
liabilities and expenses (including reasonable costs of
investigation and attorney fees), joint or several, arising out of or based (i) upon any untrue statement or alleged untrue statement of a material fact made by a Selling Stockholder contained in
Section 2(b) of this Agreement, (ii) upon any untrue statement or alleged untrue statement of a material fact made by a Selling
Stockholder contained in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or
the Prospectus, or in any amendment or supplement thereto, or
(iii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration
Statement, any Preliminary Prospectus, or in any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any
Preliminary Prospectus or the Prospectus, or in any amendment of supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not
misleading; and shall reimburse each such indemnified party for any legal or other expenses as incurred, but in no event less
frequently than 30 days after each invoice is submitted, reasonably incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Selling Stockholders shall be
          -----------------
severally liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Selling Stockholder, including, without limitation, the information with respect to a
Selling Stockholder beneath the heading "Principal and Selling
Stockholders;" provided further, that in no event shall the Selling
               ----------------
Stockholders be liable under this paragraph for an amount exceeding the aggregate purchase price received by the Selling Stockholders from the Underwriters for the Securities sold by the Selling Stockholders hereunder; and provided further, that the indemnification contained
               -------- -------
in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability any Selling Stockholder may otherwise have to any such indemnified party.

           (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement (and each person, if any, who controls the Company within the meaning of the 1933 Act), and the Selling Stockholders, and each person, if any, who controls a Selling Stockholder within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company or the Selling Stockholders, as the case may be, to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing to the Company through you by or on behalf of it expressly for use in connection with the registration statement as originally filed, the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, beneath the heading "Underwriting" or in a Blue Sky Application. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

           (d) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the
indemnified party and the payment of all expenses; provided, however,
                                                   -----------------
that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person).
Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

           An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement of the indemnifying party to each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

           (e)   If the indemnification provided for in this Section
6 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (e), no Underwriter or Selling Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public, or the amount sold by such Selling Stockholder, exceeds the amount of any damages that such Underwriter or Selling Stockholder, as the case may be, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           For purposes of this paragraph (e), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company or a Selling Stockholder within the meaning of the 1933 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company or Selling Stockholder shall have the same rights to contribution as the Company or Selling Stockholder, subject in each case to the preceding sentence. The Underwriters' obligations in this paragraph (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The obligations of the Company and the Selling Stockholders under this paragraph
(e) shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and the obligations of the Underwriters under this paragraph (e) shall be in addition to any liability that the respective Underwriters may otherwise have.

           (f) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of
(i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or any Selling Stockholder, or such directors or officers (or any person controlling the Company or any Selling Stockholder),
(ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of the Company or any Selling Stockholder, such directors or officers (or of any person controlling any Underwriter, the Company or any Selling Stockholder) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

     7.    PAYMENT OF EXPENSES.  The Company covenants and
           -------------------
agrees that it will pay or cause to be paid (directly or by proportionate reimbursement from certain Selling Stockholders) all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including:

           (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto (except, however, for the actual costs incurred for affixation of broker name labels to the Preliminary Prospectus at the request of The Robinson-Humphrey Company, Inc. and delivery and shipping costs for same if not shipped to such company's principal Atlanta, Georgia facility), and the copying, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, underwriters questionnaires, underwriters' powers of attorney, agreements among underwriters and selected dealers agreements), the certificates for the Securities and the Preliminary and Final Blue Sky Memoranda and any supplements thereto;

           (b) all fees, expenses and disbursements of the Company's counsel and accountants;

           (c) all fees and expenses (including the fees and disbursements of counsel for Underwriters) incurred in connection with the qualification of the Securities under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and fees and disbursements of counsel for the Underwriters in connection therewith, including, without limitation, in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any supplements thereto;

           (d) all fees and expenses (including the fees and disbursements of counsel for Underwriters) incurred in connection with filings made with the NASD or which are incident to any required review by the NASD;

           (e) any applicable fees and other expenses incurred in connection with the listing of the Securities on the NNM;

           (f) the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

           (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

           (h) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Securities to the several Underwriters;

           (i) all travel, lodging and other expenses incurred by the Company's officers and other Company personnel in making presentations to prospective members of the underwriting group, institutional investors and brokers and all other costs of preparing and conducting such meetings and other informational meetings; and

           (j) all other costs and expenses incident to the performance of the obligations of the Company hereunder that are not otherwise specifically provided for in this Section 7.


     8.    OFFERING BY THE UNDERWRITERS.  After the Registration
           ----------------------------
Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Company and the Selling Stockholders shall not be reduced as a result of such reduction or change.

           The Underwriters may reserve and sell such of the Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

     9.    TERMINATION.  You shall have the right to terminate
           -----------
this Agreement on behalf of the Underwriters at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Shares, at any time at or prior to the Option Closing Date, without liability on the part of any Underwriter to the Company or a Selling Stockholder, if:

           (a) the Company or a Selling Stockholder shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 5 shall not have been fulfilled, when and as required by this Agreement;

           (b) the Company or the Subsidiary shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Underwriters materially impairs the investment quality of the Securities;

           (c) there has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, affairs, business or results of operations of the Company and the Subsidiary on a consolidated basis, whether or not arising in the ordinary course of business;

           (d) there has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities;

           (e) trading generally on the New York Stock Exchange, the American Stock Exchange or the NNM shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

           (f) a banking moratorium shall have been declared by either federal or Kansas authorities; or

           (g) any action shall have been taken by any government in respect of its monetary affairs which, in your reasonable judgment, has a material adverse effect on the United States securities markets.

           If this Agreement shall be terminated pursuant to this
Section 9, the Company and the Selling Stockholders shall not then be under any liability to any Underwriter except as provided in Sections 6 and 7 hereof.

     10.   DEFAULT OF UNDERWRITERS.  If any Underwriter or
           -----------------------
Underwriters shall default in its or their obligations to purchase Securities hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however,
                                            -----------------
that the non-defaulting Underwriters shall be under no obligation to purchase such Securities if the aggregate number of Securities to be purchased by such non-defaulting Underwriters shall exceed 110% of the aggregate underwriting commitments set forth in
Schedule I hereto, and provided further, that no non-defaulting
                       ----------------
Underwriter shall be obligated to purchase Securities to the extent that the number of such Securities is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.

           In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Underwriters may, in their discretion, arrange for one or more of them or for another party or parties to purchase such Securities on the terms contained herein. If within one business day after such default the Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Underwriters to purchase such Securities on such terms.

           In the event that the Underwriters or the Company does not arrange for the purchase of any Securities to which a default relates as provided above, this Agreement shall be terminated.

           If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the Securities of a defaulting Underwriter or Underwriters as provided in this Section 10, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel to the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and
(ii) the respective numbers of Securities to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder, except for expenses to be paid or reimbursed pursuant to Section 7 and except for the provisions of Section 6.

     11.   EFFECTIVE DATE OF AGREEMENT.  If the Registration
           ---------------------------
Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective
Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

           If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 10:00 a.m. Minneapolis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Underwriters shall release the Securities for public offering. The Underwriters shall notify the Company and the Selling Stockholders immediately after it has taken any action which causes this Agreement to become effective.

           Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by each and any of you, by notifying the Company, except that the provisions of Sections 6 and 7 shall at all times be effective.

     12.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
           -----------------------------------------------------
DELIVERY.  The representations, warranties, indemnities,
--------
agreements and other statements of the Company and its officers and the Selling Stockholders set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in
Section 6 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any Selling Stockholder or controlling persons of the Company or any Selling Stockholder, or by or on behalf of the Underwriters or controlling persons of any Underwriters or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Securities.

     13.   NOTICES.  Except as otherwise provided in this
           -------
Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to the Company shall be sent to 401 Cottage Street, Abilene, Kansas 67410, Attention: Glen L. Shank, (with a copy to Stinson Mag & Fizzell, P.C., 1201 Walnut, Suite 2800,
Kansas City, Missouri 64106, Attention:  Richard N. Nixon, Esq.);
notices to a Selling Stockholder shall be sent to the address set forth for such Selling Stockholder on Schedule II; and notices to the Underwriters shall be sent to: (a) Piper Jaffray Inc., Piper
Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota
55402, Attention: Douglas R. Whitaker, (b) The Robinson-Humphrey
Company, Inc., Atlanta Financial Center, 3333 Peachtree Road, N.E.,
Atlanta, Georgia 30326, Attention: Reynolds C. Faulkner, and (c)
Stifel, Nicolaus & Company, Incorporated, 500 North Broadway, St.
Louis, Missouri 63102, Attention: Rick E. Maples (in each case with a copy to Bryan Cave LLP, 7500 College Boulevard, Suite 1100,
Overland Park, Kansas 66210, Attention:  Thomas W. Van Dyke, Esq.).

     14.   PARTIES.  The Agreement herein set forth is made
           -------
solely for the benefit of the Underwriters, the Company and the Selling Stockholders and, to the extent expressed, directors and officers of the Company, any person controlling the Company, any Selling Stockholder or any Underwriter, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from any Underwriter of the Securities.

     15.   GOVERNING LAW.  This Agreement shall be governed by
           -------------
the laws of the State of Minnesota, without giving effect to the choice of law or conflicts of law principles thereof.

     16.   COUNTERPARTS.  This Agreement may be executed in one
           ------------
or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company and you in accordance with its terms.

                                 Very truly yours,

                                 DUCKWALL-ALCO STORES, INC.

                                 By:   ----------------------------------------

                                       Name:
                                       Title:

                                 SELLING STOCKHOLDERS:

                                 By:   ----------------------------------------

                                       Name:  Glen L. Shank

                                 By:   ----------------------------------------

                                       Name:  Dennis A. Mullin

                                 By:   ----------------------------------------

                                       Name:  William J. Morgan

                                 Attorneys-in-Fact for each of the
                                 Selling Stockholders referred to in
                                 Schedule II hereto

CONFIRMED AND ACCEPTED,
as of the date first above written.

PIPER JAFFRAY INC.

By: ----------------------------------------
    Name:
    Title:

THE ROBINSON-HUMPHREY COMPANY, INC.

By: ----------------------------------------
    Name:
    Title:

STIFEL, NICOLAUS & COMPANY INCORPORATED

By: ----------------------------------------
    Name:
    Title:

                               SCHEDULE I



UNDERWRITER                                                 PARTICIPATION
-----------                                                 -------------

Piper Jaffray Inc.                                                    000
Stifel, Nicolaus & Company, Incorporated                              000
The Robinson-Humphrey Company, Inc.                                   000

TOTAL UNDERWRITERS (3)                                          1,400,000

                               SCHEDULE II
                     SELLING STOCKHOLDER FIRM SHARES
                     -------------------------------

Name and Address of                                        Number of Firm
Selling Stockholder                                     Shares To Be Sold
------------------                                      -----------------

Kansas Public Employees Retirement System                         171,337
     by KDF, a Massachusetts Nominee
     c/o Pacholder Associates, Inc.
     Bank One Towers
     8044 Montgomery Road, Suite 382
     Cincinnati, Ohio 45236

Duckwall-ALCO Profit Sharing Plan & Trust                         228,663
                                                                  -------
     by Boatmen's Trust Company, as Trustee
     10th and Baltimore
     P.O. Box 419038
     Kansas City, Missouri 64183

     Total  . . . . . . . . . . . . . . . . . . . . . . . . .     400,000
                                                                  =======

                              SCHEDULE III

Officers
--------
Glen L. Shank
James E. Shoenbeck
James R. Fennema
Charles E. Bogan
Bryan M. DeCordova
Dennis P. Alesio
Tom L. Canfield, Jr.
John E. Hedeen
Gary W. Lowry
David W. Mills

Directors Personally Holding Shares as of September 3, 1996
-----------------------------------------------------------
Dennis A. Mullin